U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  September 12, 2003


                               EARTH SCIENCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   0-6088                84-050374
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
(Former name, former address and former fiscal year, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------
On September 12, 2003, the Company distributed a total of 3,344,335 shares of the common stock of its wholly-owned subsidiary, ADA-ES, Inc., to its shareholders on a pro rata basis, which amount of stock represented 100 percent of the common stock of ADA-ES, Inc. issued and outstanding. No consideration was received by the Company in connection with the distribution.


Item 7.  Financial Statements and Exhibits.
----------------------------------------
(A) PRO FORMA FINANCIAL INFORMATION

Introduction
In March 2003 ADA-ES, Inc. (ADA-ES) and Earth Sciences, Inc. (ESI, or the Company) entered into an agreement (the Distribution Agreement) for the pro rata distribution of all the common stock of the ADA-ES to the shareholders of ESI, which distribution occurred September 12, 2003 based on a record date of August 29, 2003. The Distribution Agreement requires certain allocations of cash and liabilities among ESI and ADA-ES prior to the distribution of the ADA-ES common stock.

As a requirement of the Distribution Agreement, ADA-ES assumed a total of approximately $1,282,000 of indebtedness of ESI. Of this amount, $1,150,000 represents a note and convertible debenture payable to Tectonic Construction Company. The remaining $132,000 of debts assumed by ADA-ES from ESI represents liabilities related to a sabbatical policy adopted for Earth Sciences employees that was subsequently rescinded.

The accompanying unaudited condensed pro forma balance sheet as of June 30, 2003 sets forth the allocation adjustments required in the Distribution Agreement as if they had been recorded on June 30, 2003.The accompanying unaudited condensed pro forma statement of operations for the six months ended June 30, 2003 and the twelve months ending December 31, 2002 sets forth the allocation adjustments required in the Distribution Agreement as if they had been at the beginning of the period presented. These statements are not necessarily indicative of future operations or the actual results that would have occurred had the distribution of stock been consummated at the beginning of the period indicated.

The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes thereto, included in other filings with the Securities and Exchange Commission.

                         EARTH SCIENCES, INC. AND SUBSIDIARY
                       PRO FORMA CONDENSED BALANCE SHEET (unaudited)

                               As reported       Pro Forma
                                 June 30,       Distribution     Pro forma after
                                   2003         Adjustments       Distribution
                               -----------     --------------    ---------------
           ASSETS
TOTAL CURRENT ASSETS           $1,488,000         (a) 100,000
                                               (c) (1,283,000)       $  305,000

PROPERTY AND EQUIPMENT, net       798,000        (c) (460,000)          338,000

INTANGIBLE ASSETS               2,116,000      (c) (2,116,000)             --

OTHER ASSETS                      412,000          (c)(17,000)          395,000
                               ----------        ------------        ----------
TOTAL ASSETS                 $  4,814,000       $  (3,776,000)      $ 1,038,000
                               ==========        ============        ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES            $1,233,000         (b)(200,000)
                                                (c)  (875,000)       $  158,000

LONG-TERM LIABILITIES           2,001,000       (b)(1,077,000)
                                                (c)   (77,000)          847,000

STOCKHOLDERS' EQUITY
  COMMON STOCK                    334,000               --              334,000
  ADDITIONAL PAIN-IN CAPITAL   28,764,000      (c) (1,547,000)       27,217,000
  FOREIGN CURRENCY TRANSLATION
   ADJUSTMENT                  (1,837,000)              --           (1,837,000)
  ACCUMULATED DEFICIT         (25,681,000)              --          (25,681,000)
                              -----------        ------------       -----------
TOTAL STOCKHOLDERS' EQUITY      1,580,000          (1,547,000)           33,000
                              -----------        ------------       -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY        $  4,814,000       $  (3,776,000)     $  1,038,000
                               ==========        ============        ==========

See accompanying pro forma notes to the condensed financial information.

-------------------------------------------------------------------------------


                  EARTH SCIENCES, INC. AND SUBSIDIARY
               PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003
                               (unaudited)

                                                 Pro Forma
                                                Distribution     Pro forma after
                               As reported       Adjustments       Distribution
                               -----------     --------------    ---------------
TOTAL REVENUES                $  2,889,000     $(a)(2,872,000)       $  17,000

TOTAL COSTS AND EXPENSES         2,731,000      (a)(2,690,000)          41,000
                               -----------       ------------         --------
OPERATING INCOME (LOSS)            158,000        (a)(182,000)         (24,000)

OTHER INCOME (EXPENSE)             (23,000)         (a)16,000
                                                    (b)40,000           33,000
                               -----------        -----------         --------
NET INCOME (LOSS)             $    135,000       $   (126,000)      $    9,000
                               ===========        ===========         ========

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING             33,395,000               --         33,395,000
                                ==========           ========       ==========
NET INCOME (LOSS) PER SHARE
(Basic and diluted)                 $  .00               --             $  .00
                                    ======              =====           ======


                    PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 2002
                                      (unaudited)

                                                 Pro Forma
                                                Distribution     Pro forma after
                               As reported       Adjustments       Distribution
                               -----------     --------------    ---------------
TOTAL REVENUES                $  5,744,000  $   (a)(5,700,000)       $  44,000

TOTAL COSTS AND EXPENSES         5,341,000     (a) (5,207,000)         134,000
                                ----------         ----------         --------
OPERATING INCOME (LOSS)            403,000        (a)(493,000)         (90,000)

OTHER INCOME (EXPENSE)            (160,000)       (a)  23,000
                                                  (b) 115,000          (22,000)
                                ----------         ----------         --------
NET INCOME (LOSS)             $    243,000       $   (355,000)      $ (112,000)
                                ==========         ==========         ========

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING              32,957,000               --         32,957,000
                                ==========           ========       ==========
NET INCOME (LOSS) PER SHARE
(Basic and diluted)                 $  .01               --             $ (.00)
                                    ======              =====           ======

See accompanying pro forma notes to the condensed financial information.

--------------------------------------------------------------------------------

                              EARTH SCIENCES, INC.

             PRO FORMA NOTES TO CONDENSED FINANCIAL INFORMATION


PRO FORMA CONDENSED BALANCE SHEET AS OF JUNE 30, 2003
(a)	To reflect the transfer of $100,000 in cash to ESI as per the requirements of the Distribution Agreement.
(b)	To reflect the assumption by ADA-ES of $1,150,000 of indebtedness to
Tectonic Construction Company ("TCC"), a related party, of which $200,000 is a current liability and the balance of $950,000 is a long-term liability, and to reflect the assumption of other liabilities by ADA-ES,which relate primarily a sabbatical leave policy of Earth Sciences. Neither of these liabilities are related to the historical operations of ADA-ES and their assumption represent a constructive dividend to Earth Sciences.
(c)	To reflect the net effect of the spin-off, distribution adjustments and distribution of ADA-ES stock to the ESI shareholders.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE
30, 2003
(a)	To reflect the net effect of the spin-off, distribution adjustments and distribution of ADA-ES stock to the ESI shareholders.
(b)	To reflect the decrease in interest expense of the assumed indebtedness to
TCC. The amount shown represents an assumed rate of 10% for a six-month period. This indebtedness bear interest at the greater of 10% or prime plus 2%(currently 10%) and under its renegotiated terms is due in equal monthly installments of principal and interest based.
(c)	There will be no material management or cost sharing agreements among
Earth Sciences and the Company in place subsequent to the spin off.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2002
(a)	To reflect the net effect of the spin-off, distribution adjustments and distribution of ADA-ES stock to the ESI shareholders.
(b)	To reflect the decrease in interest expense of the assumed indebtedness to
TCC. The amount shown represents an assumed rate of 10% for a one-year period. This indebtedness bear interest at the greater of 10% or prime plus 2%(currently 10%).
(c)	There will be no material management or cost sharing agreements among
Earth Sciences and the Company in place subsequent to the spin off.

(B) Exhibits
Exhibit 99.1 - Distribution Agreement by and between ADA-ES, Inc. and Earth Sciences, Inc. dated March 17, 2003, as amended.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	      Earth Sciences, Inc.
						                 Registrant

Date:  November 5, 2003                       /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                         President and Chief Financial Officer